GrafTech Receives Continued Listing Standards Notice from NYSE BROOKLYN HEIGHTS, Ohio – August 7, 2024 – GrafTech International Ltd. (NYSE: EAF) (“GrafTech” or the “Company”) announced today that it received written notice (the “Notice”) from the New York Stock Exchange (the “NYSE”) that it is not in compliance with the NYSE’s continued listing standards because the average closing price of the Company’s common stock per the Notice was less than $1.00 per share over the consecutive 30 trading-day period ended August 5, 2024. The Notice does not result in the immediate delisting of the Company’s common stock from the NYSE. In accordance with applicable NYSE rules, the Company plans to timely notify the NYSE that it intends to cure the stock price deficiency and return to compliance with the applicable NYSE continued listing standards. The Company can regain compliance at any time within a six-month cure period following its receipt of the Notice if, on the last trading day of any calendar month during such cure period, the Company has both: (i) a closing share price of at least $1.00 and (ii) an average closing share price of at least $1.00 over the 30 trading-day period ending on the last trading day of the applicable calendar month. The Company intends to remain listed on the NYSE and is considering all available options to regain compliance with the NYSE’s continued listing standards, including, but not limited to, a reverse stock split, subject to stockholder approval. The NYSE rules provide for an extension to the six-month cure period if the action required to cure the price condition requires stockholder approval, in which case, the action needs to be approved by no later than the Company’s next annual stockholder’s meeting and promptly implemented thereafter. The Notice has no immediate impact on the listing of the Company’s common stock, which will continue to be listed and traded on the NYSE during such cure period, subject to the Company’s compliance with other NYSE continued listing standards. Furthermore, the Notice is not anticipated to impact the ongoing business operations of the Company or its reporting requirements with the U.S. Securities and Exchange Commission (“SEC”). About GrafTech GrafTech International Ltd. is a leading manufacturer of high-quality graphite electrode products essential to the production of electric arc furnace steel and other ferrous and non-ferrous metals. The Company has a competitive portfolio of low-cost, ultra-high power graphite electrode manufacturing facilities, with some of the highest capacity facilities in the world. We are the only large-scale graphite electrode producer that is substantially vertically integrated into petroleum needle coke, our key raw material for graphite electrode manufacturing. This unique position provides us with competitive advantages in product quality and cost. Exhibit 99.1

Cautionary Note Regarding Forward‑Looking Statements This press release may contain forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect our current views with respect to, among other things, financial projections, plans and objectives of management for future operations, and future economic performance. Examples of forward-looking statements include, among others, statements we make regarding future estimated volume, pricing and revenue, anticipated levels of capital expenditures and cost of goods sold, anticipated reduction in our costs resulting from our cost rationalization initiatives and one-time costs of implementation and guidance relating to adjusted EBITDA and free cash flow. You can identify these forward-looking statements by the use of forward-looking words such as “will,” “may,” “plan,” “estimate,” “project,” “believe,” “anticipate,” “expect,” “foresee,” “intend,” “should,” “would,” “could,” “target,” “goal,” “continue to,” “positioned to,” “are confident,” or the negative versions of those words or other comparable words. Any forward-looking statements contained in this press release are based upon our historical performance and on our current plans, estimates and expectations considering information currently available to us. The inclusion of this forward-looking information should not be regarded as a representation by us that the future plans, estimates, or expectations contemplated by us will be achieved. Our expectations and targets are not predictions of actual performance and historically our performance has deviated, often significantly, from our expectations and targets. These forward-looking statements are subject to various risks and uncertainties and assumptions relating to our operations, financial results, financial condition, business, prospects, growth strategy and liquidity. Accordingly, there are or will be important factors that could cause our actual results to differ materially from those indicated in these statements. We believe that these factors include, but are not limited to: the risk that the Notice and noncompliance with NYSE continued listing standards may impact the Company’s results of operations, business operations and reputation and the trading prices and volatility of the Company’s common stock; risks and uncertainties associated with our ability to access the capital and credit markets could adversely affect our results of operations, cash flows and financial condition; our ability to regain compliance with NYSE continued listing standards within the applicable cure period, including, if necessary, our ability to get stockholder approval to effectuate a reverse stock split or any other action requiring stockholder approval; and our ability to continue to meet NYSE continued listing standards. These factors should not be construed as exhaustive and should be read in conjunction with the Risk Factors and other cautionary statements that are included in our most recent Annual Report on Form 10-K and other filings with the SEC. The forward-looking statements made in this press release relate only to events as of the date on which the statements are made. Except as required by law, we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. Contact: Michael Dillon 216-676-2000 investor.relations@graftech.com